Restructuring Charges	12 Months Ended
Dec. 31, 2016
Restructuring Charges [Abstract]
Restructuring Charges

5.    Restructuring Charges

In March 2015, the Company announced its plan to consolidate all major business functions into its Irvine, California headquarters and close its Memphis, Tennessee office. The Company completed this consolidation and closure in May 2015. The Company did not retain any of its Memphis-based employees. A total of seven employees were impacted by the consolidation, including three executives of the Company. In connection with this consolidation and closure, the Company recorded restructuring charges of $1,252,584 during the year ended December 31, 2015, that related primarily to costs associated with severance and other compensation for the impacted employees.